Exhibit 10.4(d)

Fourth Amendment To

Commercial Lease Agreement

(Originally effective March 1, 1996)

This Amendment is made by and among 1845 Tenants In Common (successor to Windy Hill Exchange, L.L.C.) (hereinafter called “Landlord”) and American Safety Insurance Services, Inc. (Formerly known as Environmental Management Insurance Services, Inc. and Synergy Insurance Services, Inc.)(hereinafter called Tenant”).

1.     This Lease is hereby extended for a term expiring August 31, 2007.

2.     The base rental rates shown on Exhibit “A” shall be applicable for the remaining term of the Lease.

        This Amendment is entered into, under seal, as of August 1, 2002

                                            1845 TENANTS IN COMMON
                                             By: /S/  Lloyd A. Fox
                                             Lloyd A. Fox
                                             Agent

                                            AMERICAN SAFETY INSURANCE SERVICES, INC.
                                            By:  /s/Steven B. Mathis
                                            Steven B. Mathis
                                            Title:  Treasurer

EXHIBIT “A”

BASE RENTAL RATE

------------------------------------- ----------------------------------- -----------------------------------
                YEAR                          MINIMUM BASE RATE                  ANNUAL BASE RENT($)
------------------------------------- ----------------------------------- -----------------------------------
3/1/2002 - 2/28/2003                  $19.08/square feet                  $450,192.60
------------------------------------- ----------------------------------- -----------------------------------
3/1/2003 - 2/28/2004                  $19.84/square feet                  $468,124.80
------------------------------------- ----------------------------------- -----------------------------------
3/1/2004 - 2/28/2005                  $20.64/square feet                  $487,000.80
------------------------------------- ----------------------------------- -----------------------------------
3/1/2005 - 2/28/2006                  $21.46/square feet                  $506,348.70
------------------------------------- ----------------------------------- -----------------------------------
3/1/2006 - 2/28/2007                  $21.46/square feet                  $506,348.70
------------------------------------- ----------------------------------- -----------------------------------
3/1/2007 - 8/31/2007                  $21.46/square feet                  $506,348.70
------------------------------------- ----------------------------------- -----------------------------------
1.

Based on 23,595 square feet leased upon renewal. Plus adjustments per paragraph 10 (Tax and Insurance Escalation) and 43 (CPI Escalation)(except as shown above for period(s) after 2/28/2006 with respect to CPI).

2.	Any additional space required to be taken by Tenant upon becoming available will be added to the Lease at the then current lease rate under the Lease